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EXHIBIT 10.66

                              Dated     3 August 1998

                 INDO-PACIFIC ENERGY (NZ) LIMITED

            TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED

               TRANS-ORIENT PETROLEUM  (NZ) LIMITED

          DEED OF ASSIGNMENT AND ASSUMPTION - PEP 38256

               THIS DEED is made  3rd August  1998

BETWEEN   TRANS NEW ZEALAND OIL COMPANY (NZ) LIMITED of 284
          Karori Road, Wellington, New Zealand ("TNZO")

AND       TRANS-ORIENT PETROLEUM  (NZ) LIMITED of 284 Karori
          Road, Wellington, New Zealand ("TOP(NZ)")

AND       INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road,
          Wellington, New Zealand ("Indo-Pacific")

RECITALS

     A. As at the date of this Deed Indo-Pacific and TOP(NZ) are parties to an unincorporated joint venture for the purpose of holding their respective Participating Interests in PEP 38256 in the percentages set out as follows;

          Indo-Pacific   50.00%
          TOP(NZ)   50.00%


     B. TOP(NZ) and Indo-Pacific have agreed to sell to TNZO the Assigned Interests and in order to comply with the terms of the joint venture the Parties have entered into this Deed.

                            AGREEMENT

1.1  DEFINITIONS AND INTERPRETATION

     Definitions: In this Deed (including the Recitals) unless the context otherwise requires:

     "Act" means the Crown Minerals Act (NZ) 1991 and any regulations made thereto.

     "Assigned Interests" means a 15% Participating Interest owned by TOP(NZ) and a 15% Participating Interest owned by Indo-Pacific.


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     "Continuing Parties" means Indo-Pacific and TOP(NZ)

     "Deed" means this deed between the Parties.

     "Effective Date" means 00.01 hours on 25th June 1998

     "Minister" means the Minister of Energy as defined under the Act who administers the approval and registration procedure under the Act.

     "Parties" means each of Indo-Pacific, TOP(NZ), and TNZO.

      "Participating Interest" means a percentage interest of a Party in the Permit and the Joint Venture Operating Agreement dated 25th June 1998.

     "Permit" means petroleum exploration permit PEP 38256 or any renewal or extension thereof and any mining permit granted pursuant thereto.

     1.2 Interpretation: In this Deed, unless a contrary intention appears:

     (a) a reference to this Deed is a reference to this Deed as amended, varied, novated or substituted from time to time;

     (b) a reference to any legislation or any provision of any legislation includes:

          (i) all regulations, orders or instruments issued under the legislation or provision; and

          (ii) any modification, consolidation, amendment, re-enactment, replacement or codification of such legislation or provision;

     (c)  a word:

          (i) importing the singular includes the plural and vice versa; and

          (ii) denoting an individual includes corporations, firms, unincorporated bodies, authorities and instrumentalities;

     (d) a reference to a Party to this Deed or any other instrument includes that Party's executors, administrators, successors and permitted assigns;

     (e) where a word or phrase is given meaning, any other part of speech or grammatical form has a corresponding meaning; and
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     (f)  a reference to a clause number, schedule number or
     annexure number (or letter) is a reference to a clause, schedule or annexure of this Deed;

     (g) words and expressions used in this Deed which are used in the Act shall where the context admits have the same meaning as they have in the Act.

2.   APPROVAL

     2.1 This Deed and the assignments provided for by it are conditional upon the consent of the Minister being given to this Deed and the assignment pursuant to the Act. The assignment evidenced by this Deed to which the Act applies will relate back to and take effect on and from the Effective Date upon the date of obtaining approval for such dealing in accordance with the Act.

     2.2 The Parties must use all reasonable endeavours to have all dealings evidenced by this Deed approved as contemplated by clause 2.1 as expeditiously as possible.

     2.3 If any dealing evidenced by this Deed is not approved and registered in accordance with clause 2.1 within 12 months from the Effective Date (or such other date as the Parties may agree), any Party may terminate this Deed at any time by notice to the other Parties and this Deed will terminate on the receipt of that notice.

     2.4 On termination of this Deed under clause 2.3, the Parties must execute all documents and do all other things necessary or desirable to place each other in the same position as they would have been had this Deed not been executed or acted upon.

3.   ASSIGNEE

     3.1 With effect on and from the Effective Date, TOP(NZ) and Indo-Pacific assign to TNZO and TNZO assumes the obligations and liabilities in respect of the Assigned Interest arising on and from the Effective Date (excluding liabilities and obligations arising prior to the Effective Date) and shall be entitled to the full benefit and advantage of Assigned Interest and all rights thereunder to the same extent to which TOP(NZ) and Indo-Pacific would have been so entitled had the Assigned Interest not been assigned to TNZO.

     3.2  TNZO will indemnify and keep indemnified the Continuing
Parties against all liability which each of them may incur by reason of any breach or non-observance by TNZO of any of the provisions of this Deed.

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     3.3  With effect on and from the Effective Date, the
Continuing Parties accept the liability of TNZO as set out in clause 3.1.

4.   ASSIGNOR

     4.1 TOP(NZ) and Indo-Pacific covenant and agree with TNZO to duly and punctually discharge all liabilities and perform all obligations incurred in respect of the Assigned Interest prior to the Effective Date (excluding liabilities and obligations scheduled for performance on or after the Effective Date) regardless of whether such liability and obligations arise before or after the Effective Date.

     4.2 TOP(NZ) and Indo-Pacific shall indemnify and hold themselves and TNZO harmless from and against all liability which each of them may incur by reason of any breach or non-observance by TOP(NZ) and Indo-Pacific of this Deed.

5.   PARTICIPATING INTERESTS

     5.1 The Parties agree that on and from the Effective Date their respective Participating Interests shall be as set out below:

          Indo-Pacific        35.00%
          TNZO                30.00%
          TOP(NZ)             35.00%

6.   MISCELLANEOUS

     6.1 This Deed will be binding upon and enure to the benefit of the Parties, their respective successors and each person who derives from them title to a Participating Interest.

     6.2 This Deed will be governed by and construed in accordance with laws of New Zealand for the time being in force.

     6.3 The Parties submit to the non-exclusive jurisdiction of the Courts of New Zealand and all courts competent to hear appeals therefrom.

     6.4 The Parties will bear their own legal costs arising out of the preparation of this Deed, but TNZO will bear all stamp duty and consent fees payable on this Deed and any document directly related to or consequential upon this Deed.

     6.5 Each of the Parties must take all such steps, execute all such documents and do all such acts and things as may be reasonably required by any other Party to give effect to the intent of this Deed.
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     6.6  If any party executes this Deed by means of an attorney then such attorney states that he or she has no notice of the revocation of that power of attorney.

     EXECUTED by the parties as a Deed.

     Executed for and on behalf of INDO-PACIFIC ENERGY (NZ)
LIMITED by its duly authorised representatives in the presence of:

/s/ J. Watson                      /s/ Jenni Lean
Signature of witness               Signature of Representative
Jeanette Watson                    Jenni Lean
Name of witness                    Name of representative

     Executed for and on behalf of  TRANS NEW ZEALAND OIL COMPANY
(NZ) LIMITED by its duly authorised representative in the presence of:

/s/ J. Watson                      /s/ Jenni Lean
Signature of witness               Signature of representative
Jeanette Watson                    Jenni Lean
Name of witness                    Name of representative

     Executed for and on behalf of  TRANS-ORIENT PETROLEUM (NZ)
LIMITED by its duly authorised representative in the presence of:

/s/ J. Watson                      /s/ Jenni Lean
Signature of witness               Signature of representative
Jeanette Watson                    Jenni Lean
Name of witness                    Name of representative